SECTION 906 CERTIFICATION
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
Name of Issuer: USAA MUTUAL FUNDS TRUST
Cornerstone Moderate Fund
Cornerstone Moderately Aggressive Fund
Cornerstone Moderately Conservative Fund
Cornerstone Aggressive Fund
Cornerstone Conservative Fund
Cornerstone Equity Fund
Growth and Tax Strategy Fund
Emerging Markets Fund Shares
Emerging Markets Fund Institutional Shares
Emerging Markets Fund Adviser Shares
Managed Allocation Fund
Precious Metals and Minerals Fund Shares
Precious Metals and Minerals Fund Institutional Shares
Precious Metals and Minerals Fund Adviser Shares
International Fund Shares
International Fund Institutional Shares
International Fund Adviser Shares
World Growth Fund Shares
World Growth Institutional Shares
World Growth Fund Adviser Shares
Government Securities Fund Shares
Government Securities Fund Institutional Shares
Government Securities Fund Adviser Shares
Treasury Money Market Trust
In connection with the Annual Reports on Form N-CSR (Reports) of the above-named issuer for the Funds listed above for the period ended May 31, 2016, the undersigned hereby certifies, that:
1. The Reports fully comply with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2. The information contained in the Reports fairly present, in all material respects, the financial condition and results of operations of the issuer.
Date: 07/26/2016
/s/ Daniel S. McNamara
Daniel S. McNamara
President

SECTION 906 CERTIFICATION
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
Name of Issuer: USAA MUTUAL FUNDS TRUST
Cornerstone Moderate Fund
Cornerstone Moderately Aggressive Fund
Cornerstone Moderately Conservative Fund
Cornerstone Aggressive Fund
Cornerstone Conservative Fund
Cornerstone Equity Fund
Growth and Tax Strategy Fund
Emerging Markets Fund Shares
Emerging Markets Fund Institutional Shares
Emerging Markets Fund Adviser Shares
Managed Allocation Fund
Precious Metals and Minerals Fund Shares
Precious Metals and Minerals Fund Institutional Shares
Precious Metals and Minerals Fund Adviser Shares
International Fund Shares
International Fund Institutional Shares
International Fund Adviser Shares
World Growth Fund Shares
World Growth Institutional Shares
World Growth Fund Adviser Shares
Government Securities Fund Shares
Government Securities Fund Institutional Shares
Government Securities Fund Adviser Shares
Treasury Money Market Trust
In connection with the Annual Reports on Form N-CSR (Reports) of the above-named issuer for the Funds listed above for the period ended May 31, 2016, the undersigned hereby certifies, that:
1. The Reports fully comply with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2. The information contained in the Reports fairly present, in all material respects, the financial condition and results of operations of the issuer.
Date: 07/25/2016
/s/ Roberto Galindo, Jr.
Roberto Galindo, Jr.
Treasurer